UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             Preventia, Inc.
                       (Exact name of registrant
                             in its charter)

            Nevada                                27-2438013
-------------------------------            ----------------------
(State or Other Jurisdiction of                (I.R.S. Employer
 Incorporation or Organization)            Identification Number)

8900 W. Olympic Blvd., Beverly Hills, CA          90211
-----------------------------------------       ----------
(Address of Principal Executive Offices)        (Zip Code)

Preventia's Telephone Number, Including Area Code: (877) 660-6463

Securities to be registered pursuant to Section 12(b) of the Act:

- None-

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant
to General Instruction A.(c), check the following box.   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant
to General Instruction A.(d), check the following box.   [  ]

Securities Act registration statement file number to which this form
relates:   333-171104

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be                Name of each exchange on which
      so registered                      each class is to be registered

Common Stock, par value $.0001                         None

              INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

See "Description of Securities" in Preventia, Inc's Registration
Statement on Form S-1 (File No. 333-171104) that is hereby incorporated by reference.

Item 2.   Exhibits

3-1     Articles of Incorporation
3-2     By-Laws incorporated by reference to Form S-1, File No. 333-
          171104 filed on December 10, 2010
3-3     Common Stock Certificate incorporated by reference to Form S-1
         Filed on December 10, 2010

See "Exhibits" in Preventia, Inc.'s registration statement on Form S-1 (File No. 333-171104) that is hereby incorporated by reference.



                                SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Preventia, Inc.

                                      /s/ Murray Friedman, DDS
                                      ----------------------
                                      By: Murray Friedman, DDS,
                                          Chief Executive Officer
Dated:   July 29, 2011